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                                                                   Exhibit 10.25

Optionee: _______________
Grant Date: _______________
Number of Shares: _______________
Price per Share: _______________

                             STOCK OPTION AGREEMENT

                               ENTERED INTO UNDER

                 SPHERIS HOLDING III, INC. STOCK INCENTIVE PLAN

     THIS STOCK OPTION AGREEMENT is made and entered into this ____ of ______, 20__, by and between Spheris Holding III, Inc., a Delaware corporation (the "Company"), and ____________ ("Optionee"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Spheris Holding III, Inc. Stock Incentive Plan (the "Plan").

1. GRANT OF NON-QUALIFIED STOCK OPTION. Company hereby grants to Optionee the option (the "Option") to purchase ____ shares (the "Optioned Shares") of the Company's common stock, $0.01 par value per share (the "Common Stock"), for a price of $___ per share. It is intended that the option evidenced by this agreement shall be a Non-Qualified Stock Option, and that it not be governed by the rules of Sections 421 through 424 of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

2. OPTION PLAN. This Option is granted under the Plan. This Option is subject to the terms and conditions set forth in the Plan. In the event any of the provisions hereof conflict with or are inconsistent with the provisions of the Plan, the provisions of the Plan shall be controlling.

3. TIMING OF EXERCISE. Subject to Sections 6, 7 and 8, the Option shall be exercisable on the following dates and in the following amounts:

                  Number of Shares for Which
     Date        Options Becomes Exercisable   % of Original Grant Vested
     ----        ---------------------------   --------------------------


     Notwithstanding the foregoing, in the event of a Change in Control, all unvested shares shall immediately vest and become exercisable. Optionee may exercise this Option, in whole or in part, at any time prior to __ years from the date of grant of this Option. This Option will expire __ years from the date of grant of this Option with respect to any then unexercised

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     portion hereof. Under no circumstances will the life of the Option exceed
     10 years from the date of grant of the Option (the "Expiration Date").

4. MANNER OF EXERCISE. This Option shall be exercised by Optionee (or other party entitled to exercise the Option under Section 6 hereof) by delivering written notice to the Company, or its designated agent, stating the number of shares of Common Stock purchased, the person or persons in whose name the shares are to be registered and each such person's address and social security number. Such notice shall not be effective unless accompanied by the full purchase price for all shares so purchased and the provisions of
     Section 12 shall have been met. The purchase price shall be payable in cash or such other instrument as the Committee shall accept. Payment in currency or by certified check, cashier's check, postal money order or wire transfer shall be considered payment in cash. In the event the Committee in its discretion permits payment in the Company's Common Stock, the shares used in payment of the purchase price must have been held for at least six months prior to the date of exercise and shall be considered payment to the extent of their fair market value, determined pursuant to the Plan, on the date of exercise of this Option.

5. NONTRANSFERABILITY OF OPTION. This Option shall not be transferable by Optionee except pursuant to the Plan. The terms of this Option shall be binding on the executors, administrators, heirs, successors, and assigns of Optionee.

6. TERMINATION OF EMPLOYMENT - DEATH OR DISABILITY. If prior to the Expiration Date the Optionee's employment by the Company or any of its subsidiaries terminates by reason of Optionee's death or Disability, (A) all vesting with respect to this Option shall cease, (B) any unvested shares subject to the Option shall expire as of the date of such termination, and (C) any vested shares subject to the Option shall expire on the earlier of the Expiration Date or the date that is twelve (12) months after the date of such termination due to death or Disability of the Optionee. In the event of an Optionee's death, the Option shall remain exercisable by the person or persons to whom a Participant's rights under the Option passes by will or the applicable laws of descent and distribution until its expiration, but only to the extent the shares subject to the Option were vested by such Participant at the time of such termination due to death.

7. TERMINATION OF EMPLOYMENT - FOR CAUSE. If prior to the Expiration Date, the Optionee's employment or service, as applicable, with the Employer is terminated by the Employer for Cause, all shares subject to the Option (whether or not vested) shall immediately expire as of the date of such termination.

8. TERMINATION OF EMPLOYMENT - OTHER. If prior to the Expiration Date, the Optionee's employment or service, as applicable, with the Employer terminates for any reason other than (A) by the Employer for Cause, or (B) by reason of the Optionee's death or Disability, (1) all vesting with respect to the shares subject to the Option shall cease, (2) any unvested shares subject to the Option shall expire as of the date of such termination, and (3) any vested shares subject to the Option shall remain exercisable until the earlier of the Expiration Date or the date that is ninety (90) days after the date of such termination.

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9.   RESTRICTIONS ON PURCHASES AND SALES OF SHARES. This Option is subject to the requirement that if at any time the Board shall determine that the listing, registration or qualification of the shares subject to this Option upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body is necessary or desirable in connection with the issue or transfer of shares subject to this Option, in such event this Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. If required at any time by the Board, this Option may not be exercised until Optionee has delivered an investment letter to the Company containing the representations that all shares being purchased pursuant to the exercise of the Option are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares. The Optionee further agrees that if the shares of Common Stock to be issued upon the exercise of this option are not subject to an effective registration statement filed with the Securities and Exchange Commission pursuant to be requirements of the 1933 Act, such shares shall bear an appropriate restrictive legend.

10. ADJUSTMENT. The number of shares of Common Stock of the Company subject to this Option and the price per share of such shares may be adjusted by the Board from time to time pursuant to the Plan.

11. NOTICE OF DISPOSITION. The person exercising this Option shall notify the Company when making any disposition of the shares acquired upon exercise of this Option, whether by sale, gift or otherwise.

12. PAYMENT OF TAXES. If at the time this Option is exercised the Board determines that under applicable law and regulations the Company is liable for withholding of any federal and state tax with respect to the exercise of this option, Optionee shall pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such amount.

13. NO RIGHTS UNTIL EXERCISE. Optionee shall have no rights hereunder as a shareholder with respect to any shares of Common Stock subject to this Option until the date of issuance of a stock certificate to the Optionee for such shares.

14.  AMENDMENT. This Option may be amended as provided in the Plan.

15.  TAX CONSEQUENCES.

     (a) The Optionee may incur tax liability as a result of the Optionee's purchase or disposition of the Optioned Shares. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE OPTIONED SHARES.

     (b) Notwithstanding the Company's good faith determination of the fair market value of the Common Stock for purposes of determining the exercise price per share of the Option as set forth in this Agreement, the taxing authorities may assert that the fair market value of the Common Stock on the date hereof was greater than the exercise price per share. Under
     Section 409A of the Code, if the exercise price per share of the Option is less than the fair market value of the Common Stock on the date of this award, the Option may be treated as a form of deferred compensation and the Optionee may be subject to an additional 20% tax, plus interest and possible penalties. The Optionee is encouraged to consult a tax adviser regarding the potential impact of Section 409A of the Code.

16. AMENDMENT TO MEET THE REQUIREMENTS OF SECTION 409A. The Optionee acknowledges that the Company, in the exercise of its sole discretion and without the consent of the Optionee, may amend or modify this Option Agreement in any manner and delay the payment of any amounts payable pursuant to this Option Agreement to the minimum extent necessary to meet the requirements of Section 409A of the Code as amplified by any Internal Revenue Service or U.S. Treasury Department regulations or guidance as the Company deems appropriate or advisable.



                   [The following page is the signature page.]

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IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This Option shall take effect as a sealed instrument.

                                        SPHERIS HOLDING III, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
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Please keep one copy for your records and return by MAIL THE OTHER COPY OF THIS
PAGE acknowledging its receipt.

                                        RECEIVED BY:

                                        (OPTIONEE NAME)


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                                        Signature

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                                        Title

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                                        Date

Return to:
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           Spheris Holding III, Inc.
           720 Cool Springs Blvd., Suite 200
           Franklin, TN 37067

                                        Date Printed
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